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                                                                      EXHIBIT 24

                                  F&M BANCORP
                               Power of attorney

     KNOW ALL MEN BY THESE PRESENTS that the undersigned Officers and Directors of F&M BANCORP, hereby constitute and appoint CHARLES W. HOFF, III and FAYE E. CANNON, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and in any one or more of them, to sign for the undersigned and in their respective names as Officers and as Directors of the Corporation a Form 10-K for the period ended December 31, 1995, or other appropriate form, of the Corporation to be filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Exchange Act of 1934, as amended, and any amendments to such Form 10-K; hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized.

Dated: March 19, 1996

        Name                                    Title
        ----                                    -----
/s/ Charles W. Hoff, III                 Chairman of the Board,
-------------------------------          Chief Executive Officer
Charles W. Hoff, III                         and Director
                                         (Principal Executive
                                              Officer)


/s/ Kenneth M. Sabanosh                  Vice President and
-------------------------------              Treasurer
Kenneth M. Sabanosh                      (Principal Financial
                                         Officer and Principal
                                           Accounting Officer)


/s/ R. Carl Benna                        Director
-------------------------------
R. Carl Benna


/s/ John D. Brunk                        Director
-------------------------------
John D. Brunk


/s/ Beverly B. Byron                     Director
-------------------------------
Beverly B. Byron


/s/ Faye E. Cannon                       Director
-------------------------------
Faye E. Cannon

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
/s/ Martha E. Church, Ph.D.              Director
------------------------------
Martha E. Church,Ph.D.


/s/ Albert H. Cohen                      Director
------------------------------
Albert H. Cohen


/s/ George B. Delaplaine, Jr.            Director
------------------------------
George B. Delaplaine, Jr.


/s/ Maurice A. Gladhill                  Director
------------------------------
Maurice A. Gladhill


/s/ Robert K. Moler                      Director
------------------------------
Robert K. Moler


/s/ Charles A. Nicodemus                 Director
------------------------------
Charles A. Nicodemus


/s/ H. Deets Warfield, Jr.               Director
------------------------------
H. Deets Warfield, Jr.


/s/ John C. Warfield                     Director
------------------------------
John C. Warfield


/s/ Thomas R. Winkler                    Director
------------------------------
Thomas R. Winkler


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